PROSPECTUS

SPARX Japan Fund

Seeks long term capital appreciation
by investing in the Japanese equity market

October 31, 2003

SPARX [LOGO]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund

What every investor should know about the fund	Investment Objective, Strategy and Policies Main Risks Past Performance Expenses Management Financial Highlights	2 3 4 5 6 6

Buying and Selling Shares and Other Shareholder Information

Information for managing your fund account	Before You Invest Buying Shares Selling Shares Dividends, Distributions and Taxes Changes to Your Account Special Features and Services Other Shareholder Information For More Information	6 8 10 13 13 14 14 15

PRIVACY POLICY

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information

We may collect nonpublic personal information about you from the following sources:
•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through our use of "cookies"; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information

We may share the information we collect (described above) with our affiliates or other companies outside of our organization that perform marketing services on our behalf or to other financial institutions with whom we have marketing agreements for joint products or services. These companies are not permitted to use your information for any purposes beyond the intended use (or as permitted by law). We may also disclose this information to process your fund share transactions or service your account and as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information

We restrict access to nonpublic personal information about you to our employees who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

THE FUND

SPARX Japan Fund

INVESTMENT OBJECTIVE, STRATEGY AND POLICIES

Investment objective

The fund seeks long-term capital appreciation.

Principal investment strategy

Philosophy. The investment philosophy of the fund's investment adviser, SPARX Investment & Research, USA, Inc. (SPARX)-"Macro is the Aggregate of the Micro"-emphasizes stock selection based on a direct-research approach and generally does not focus on economic and other macro trends. SPARX views investment as the participation in the narrowing of the value gap between a company's intrinsic value and its market price. SPARX seeks to determine intrinsic value through a consistent approach, which includes evaluating various factors such as market growth potential, management quality, earnings quality and balance sheet strength.

Process. SPARX focuses on individual stock selection through intensive research of Japanese companies. Such research includes analysis and company visits. Using its experience investing in Japan and its knowledge of Japanese corporate culture, SPARX seeks to identify undervalued companies. SPARX then seeks to identify any catalyst that may narrow the value gap that exists between the company's intrinsic value and its market price. SPARX believes that this consistent approach, which it has applied since its founding, may minimize downside risks and may maximize long-term investment results.

The fund typically sells an investment when the reasons for buying it no longer apply, such as when SPARX determines that a company's prospects have changed or believes that a company's stock is fully valued by the market, or when the company begins to show deteriorating fundamentals. The fund also may sell an investment if it becomes an overweighted portfolio position, as determined by SPARX.

Principal investment policies

The fund normally invests at least 80% of its net assets in equity securities of Japanese companies. The fund will consider a Japanese company to be a company organized under the laws of Japan for which the principal securities trading market is Japan, or that has a majority of its assets or business in Japan. The fund's equity investments may include common stocks, preferred stocks, warrants and other rights, and securities convertible into or exchangeable for common stocks. The fund invests in companies regardless of market capitalization. Although the fund will be considered a "diversified" mutual fund, the fund may employ a relatively focused investment strategy and may hold securities of fewer issuers than other diversified funds.

The fund invests primarily in securities denominated in Japanese yen. The fund currently intends to engage in currency hedging transactions to seek to minimize the effect of fluctuations in relative values between the Japanese yen and the U.S. dollar. Generally, hedging involves derivatives transactions such as entering into currency forward, options or futures contracts. The fund also may employ other investment techniques, although the fund does not currently intend to engage in derivative transactions other than for hedging purposes.

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

•	Japan investment risk. The fund's performance will be influenced by political, social and economic factors affecting investments in Japanese companies. Since the noted Japanese "Economic Bubble" burst in 1990, Japan has experienced economic difficulties and uncertainty resulting in a deflationary period. Questions have been raised concerning the health of the banking sector and its level of non-performing loans. Whether or not current and proposed structural reforms (concerning such issues as tax reform, banking regulation, corporate governance and fiscal policy) will be effectively adopted and whether or when such would have a positive and continued economic effect cannot be predicted with certainty. Special risks associated with investing outside the U.S., such as investment in Japanese companies, include exposure to currency fluctuations, less liquidity, lack of comprehensive company information, potential imposition of governmental laws and restrictions, and differing accounting, auditing, reporting and legal standards. While investments in all foreign countries are subject to these types of risks, the fund's concentration in Japanese securities could cause the fund's performance to be more volatile than that of more geographically diversified funds.

•	Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

Since the Japanese "Economic Bubble" burst in 1990, when the Japanese stock market was generally considered to be highly overvalued, the Japanese stock market has broadly trended down losing a significant portion of its value, with intermittent periods of recovery. Historically, a large portion of securities listed on Japanese stock markets have been owned by companies and banks with limited ownership by individual investors, which limited the number of participants in the market. While the trend has been toward broader ownership, individual participation continues to be limited when compared with the U.S. markets.

•	Issuer-specific risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services. Since the fund may have a relatively small number of holdings, each holding will have a greater impact on the fund's return, and the fund's share price could fluctuate more, than if the fund had more holdings.

•	Smaller company risk. Mid- and small-size companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently and in lower volumes than those of larger, more established companies, which can adversely affect the pricing and liquidity of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

Investment in securities traded on JASDAQ (Japan's primary over-the-counter market) involves considerations that are not applicable when investing in established, large capitalization companies, including reduced and less reliable information about companies and markets, less stringent accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees, and increased market risk in general.

•	Currency hedging risk. The fund's investments denominated in yen are subject to the risk that the yen will decline relative to the U.S. dollar or, for hedged positions, that the U.S. dollar will decline relative to the yen. To seek to offset losses from such declines, the fund currently intends to engage in currency hedging transactions. Generally, this involves buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits.

•	Market sector risk. If the fund's portfolio is overweight or underweight in certain industries or market sectors, the fund's performance may be more or less sensitive to developments affecting those industries or sectors.

•	Derivatives risk. The fund may invest in derivative instruments for hedging purposes, including forward, option and futures contracts (such as those relating to currencies, stocks, indexes and interest rates). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

[Side Bar] Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund's portfolio generally is not managed for tax-efficiency, and SPARX typically sells portfolio investments based on investment considerations rather than tax strategy. In addition, although the fund seeks long term capital appreciation, SPARX may engage in short-term trading in its discretion, which could result in higher portfolio turnover and produce higher brokerage costs and taxable distributions and lower the fund's after-tax performance accordingly.

PAST PERFORMANCE

As a new fund, past performance information is not available as of the date of this Prospectus.

[Side Bar] What this fund is and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with your investment in the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load).

Fee table
                                                                 Investor                   Institutional
                                                                 shares                     shares
Shareholder transaction fees
% of transaction amount
Maximum redemption fee*                                          2.00%                      2.00%
charged only when selling shares you
have owned for 60 days or less

Annual fund operating expenses
as a % of average daily net assets
Management fee                                                   1.00%                      1.00%
Shareholder servicing and distribution (12b-1) fee               0.25%                      None
Other expenses                                                   1.69%                      1.17%
-------------------------------------------------------------------------------------------------------------
Total                                                            2.94%                      2.17%
Fee waiver and/or expense reimbursement                          1.44%                      0.92%
Net operating expenses**                                         1.50%                      1.25%
-------------------------------------------------------------------------------------------------------------
*	The redemption fee will be retained by the fund and used to offset the transaction costs that short term-trading imposes on the fund and its remaining shareholders.
**	SPARX has contractually agreed, until October 31, 2004, to waive receipt of its fees and/or assume expenses of the fund so that the expenses of each class (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) do not exceed the amounts shown above.

Expense example
                                       1 Year             3 Years
                                       ----------------------------------------
Investor shares                        $153               $780
Institutional shares                   $127               $590

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses, including operating expenses (except that only the first year of the periods shown reflects SPARX's contractual agreement). The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar] Concepts to understand

Management fee: the fee paid to SPARX for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Shareholder servicing and distribution (12b-1) fee: the fee for services provided to holders of Investor shares and for activities generally intended to result in the sale of Investor shares. These activities include account service and maintenance for holders of Investor shares and advertising, sales and marketing activities and materials. Because these fees are paid out of the fund's assets attributable to Investor shares, over time these fees will increase the cost of an investment in Investor shares and could cost more than paying other types of sales charges.

Other expenses: estimated fees to be paid by the fund for the current fiscal year for miscellaneous items such as administration, transfer agency, custody, professional and registration fees; actual expenses may vary.

MANAGEMENT

Investment adviser. The fund's investment adviser is SPARX Investment & Research, USA, Inc., 360 Madison Avenue, New York, New York 10017. Founded in 1994, SPARX is a wholly-owned subsidiary of SPARX Asset Management Co., Ltd. (SPARX Tokyo), headquartered in Tokyo, and is part of the SPARX group of companies (SPARX Group). SPARX Tokyo, a public company traded on JASDAQ, is controlled by majority shareholder and Chairman, Mr. Shuhei Abe. SPARX Tokyo is organized under Japanese law and is licensed in Japan as a discretionary investment adviser and Investment Trust Management Company. SPARX Group had approximately $3.2 billion under management as of June 30, 2003. The fund has agreed to pay SPARX a management fee at the annual rate of 1.00% of the fund's average daily net assets.

The fund's primary portfolio manager is Shuhei Abe. Mr. Abe began SPARX Group in 1989 with the establishment of SPARX Tokyo. He founded SPARX in 1994 and has been the fund's primary portfolio manager since its inception. Until 1982, Mr. Abe was an analyst for Nomura Research Institute in Japan. From 1982 to 1985, he worked in Japanese equity sales at Nomura Securities International in New York. In 1985, he formed Abe Capital Research where he managed Japanese equity investments for Soros Fund Management and Credit Suisse Bank in New York.

Code of ethics. The fund, SPARX and the fund's distributor have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The codes of ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the codes' disclosure and other procedures. The primary purpose of the codes is to ensure that personal trading by employees does not disadvantage advisory clients, including the fund.

FINANCIAL HIGHLIGHTS

As a new fund, financial highlights information is not available as of the date of this Prospectus.

BUYING AND SELLING SHARES AND OTHER SHAREHOLDER INFORMATION

BEFORE YOU INVEST

Prospectus

This Prospectus contains important information about the fund. Please read it carefully before you decide to invest.

Account registration

Once you have decided to invest in the fund, you need to select the appropriate form of account registration. There are many different types of mutual fund ownership. How you register your account with the fund can affect your legal interests, as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine what form of account registration best meets your needs. Available forms of registration include:

•	Individual. If you have reached the legal age of majority in your state of residence, you may open an individual account.

•	Joint. Two or more individuals may open an account together as joint tenants with right of survivorship, tenants in common or as community property.

•	Custodial. You may open an account for a minor under the Uniform Gift to Minors Act/Uniform Transfers to Minors Act for your state of residence.

•	Business/trust. Corporations, trusts, charitable organizations and other businesses and entities may open accounts.

•	IRAs and other tax deferred accounts. The fund offers a variety of retirement accounts for individuals and institutions. Please refer to "Retirement Account Options," for more information about these types of accounts.

Account minimums

You also need to decide how much money to invest. The following chart shows you the minimum amounts that you will need to open or add to certain types of accounts. The investment minimums for Institutional shares may be waived or lowered for investment through financial intermediaries that have entered into special arrangements or for investments through certain retirement plan programs. The fund will waive the $100,000 initial minimum investment for Institutional shares to a minimum investment of $20,000 through January 31, 2004.

----------------------------------------------------------- ------------------------- --------------------------
                                                            INITIAL MINIMUM           ADDITIONAL MINIMUM
TYPE OF ACCOUNT                                             PURCHASE                  PURCHASE
----------------------------------------------------------- ------------------------- --------------------------
                                                            Investor   Institutional  Investor     Institutional
                                                            shares     shares         shares       shares
----------------------------------------------------------- ---------- -------------- ------------ -------------

Regular (individual, joint, business/trust)                 $1,000     $100,000       $250         $10,000
----------------------------------------------------------- ---------- -------------- ------------ -------------

IRA (including spousal, Roth and SEP)                       $1,000     $100,000       $250         $10,000
----------------------------------------------------------- ---------- -------------- ------------ -------------

Gifts to Minors                                             $1,000     $100,000       $250         $10,000
----------------------------------------------------------- ---------- -------------- ------------ -------------

Automatic Investment Plan (Investor shares only)            $1,000     N/A            $250         N/A
----------------------------------------------------------- ---------- -------------- ------------ -------------

Determining your share price

The price at which you purchase and sell the fund's shares is called the fund's net asset value (NAV) per share. The fund calculates the NAV of each share class by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of outstanding shares of that class. The fund calculates the NAV of each class once daily as of 9:30 a.m., Eastern time on days when the fund is open for business. These are generally the same days that the New York Stock Exchange (NYSE) is open for trading. The price of the shares you purchase or redeem will be the next NAV of the relevant class calculated after your order is received in good order and accepted by the fund's transfer agent, or a broker-dealer or other financial intermediary (described below) with the authority to accept orders on the fund's behalf. This means that your purchase or redemption order must be received by 9:30 a.m., Eastern time to receive the NAV for that day.

The value of the fund's assets is based on the current market value of its investments. For securities with readily available market quotations, the fund uses those quotations for pricing. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there is no such reported sale or the valuation is based on the over-the-counter market, a security will be valued at the mean between the bid and asked quotations. If securities do not have readily available market quotations, including circumstances under which SPARX determines that market prices are not accurate, such securities are valued at their fair value, as determined in good faith in accordance with procedures established by the fund's Board of Trustees. In these cases, the fund's NAV will reflect certain portfolio securities' fair value rather than any available market prices. Since the fund invests in Japanese securities, the value of the fund's portfolio securities may change on days when you will not be able to purchase or redeem your shares.

BUYING SHARES

You can buy shares directly from the fund, through its transfer agent, UMB Fund Services, Inc., or through a financial intermediary that the fund has authorized. To open an account or buy additional shares from the fund, just follow these steps:

TO OPEN AN ACCOUNT BY MAIL:	TO ADD TO AN EXISTING ACCOUNT BY MAIL:

•	Complete and sign the account application or an IRA application. If you do not complete the application properly, your purchase may be delayed or rejected.	•	Complete the investment slip that is included in your account statement, and write your account number on your check.

•	Make your check payable to "SPARX Japan Fund." The fund does not accept cash, money orders, third party checks, travelers checks, starter checks, checks drawn on non-U.S. banks outside the U.S., checks not drawn in U.S. currency or other checks deemed to be high risk.	•	If you no longer have your investment slip, please reference your name, the share class, account number and address on your check.

•	For IRAs, please specify the year for which the contribution is made.	•	Make your check payable to "SPARX Japan Fund."

Mail your application and check to: SPARX Japan Fund P.O. Box 1213 Milwaukee, WI 53201-1213	Mail the slip and the check to: SPARX Japan Fund P.O. Box 1213 Milwaukee, WI 53201-1213

By overnight courier, send to:
SPARX Japan Fund
803 West Michigan Street, Suite A
Milwaukee, WI 53233

BY TELEPHONE:	BY TELEPHONE:

You may not make your initial purchase by telephone.	•	You automatically have the privilege to purchase additional shares by telephone if you have established bank information on your account unless you have declined this service on your account application. You may call 1-800-632-1320 to purchase shares for an existing account.

•	Investments made by electronic funds transfer must be in amounts of at least $250 ($10,000 for Institutional shares investors) and not greater than $50,000 (and subject to investment minimums).

BY WIRE:	BY WIRE:

•	To purchase shares by wire, the transfer agent must have received a completed application and issued an account number to you. Call 1-800-632-1320
for instructions prior to wiring the funds.

Send your investment to UMB Bank, n.a., with these instructions:
UMB Bank, n.a.
ABA #101000695

For credit to SPARX Japan Fund
A/C #9871417794

For further credit to:
investor account
number; name(s) of investor(s); SSN or
TIN; share class; SPARX Japan Fund.	•	Send your investment to UMB Bank, n.a., by following the instructions listed in the column to the left.

If your purchase request is received by the fund's transfer agent or other authorized agent by 9:30 a.m., Eastern time on a day when the fund is open for business, your request will be executed at that day's NAV for the share class, provided that your application is in good order. "Good order" means that we have received your completed, signed application, your payment, and your tax identification number information. If your request is received after 9:30 a.m., Eastern time it will be priced at the next business day's NAV. Shares purchased by wire will receive the NAV next determined after the transfer agent receives your completed application, the wired funds and all required information is provided in the wire instructions.

Customer identification program

Federal regulations require the fund to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be), and mailing address, if different, as well as your Taxpayer Identification Number at the time you open an account. Additional information may be required in certain circumstances. Applications without such information will be rejected. To the extent permitted by applicable law, the fund reserves the right to place limits on transactions in your account until your identity is verified. The fund may close your account or take other steps as it deems reasonable if it is unable to verify your identity.

Limitations on purchases

The fund reserves the right to limit the total number of purchases and matching account liquidations in any calendar year to two. Further purchase orders may be refused after two such liquidations.

The fund also may reject purchase orders from any person or group who, in the fund's view, is likely to engage in excessive trading or is employing a "market timing" strategy.

The fund may stop accepting purchase orders at any time the fund believes it is in the best interests of current shareholders. The purpose of such action is to limit increased expenses that could be incurred by the fund when certain short-term investors buy and sell fund shares when markets are highly volatile.

Additional purchase information

In addition to the purchase limitations above, the fund also may reject a purchase order for any other reason, including if you are investing for another person as attorney-in-fact or if any investment lists "Power of Attorney" or "POA" in the registration section.

If your check or ACH purchase does not clear for any reason, your purchase will be canceled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the fund or the transfer agent. The fund may redeem shares in your account as reimbursement for any such losses.

If you do not certify the accuracy of your Taxpayer Identification Number on your account application, the fund will be required to withhold federal income tax at the rate set forth in applicable Internal Revenue Service rules and regulations from all of your dividends, capital gain distributions and redemptions.

This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the fund in any jurisdiction where it would be unlawful to do so under the securities laws of that jurisdiction. Your application may be rejected if it does not contain a U.S. address.

The fund does not issue certificates for shares.

Transactions through financial intermediaries and their designees

In addition to purchasing shares directly from the fund, you may invest through financial advisers, broker-dealers and other financial intermediaries authorized by the fund to accept purchase and redemption orders on the fund's behalf. Financial intermediaries may charge transaction and other fees, and may set different minimum investments or limitations on buying and selling shares, than those described in this Prospectus. In addition, these intermediaries may place limits on your ability to use services the fund offers.

Intermediaries may also be authorized to designate other intermediaries to receive purchase and redemption orders on the fund's behalf. In these cases, the fund will be deemed to have received an order when an authorized financial intermediary or its designee accepts the order, and your order will be priced at the NAV of the relevant class next computed after it is received in good order by the financial intermediary or its designee. Authorized financial intermediaries and their designees are responsible for transmitting accepted orders and payment for the purchase of shares to the transfer agent within the time period agreed upon by them. If payment is not received within the time specified, your transaction may be canceled, and the financial intermediary will be held responsible for any resulting fees or losses.

SELLING SHARES

You may sell your shares on any day the fund is open for business by following the instructions below. You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. The fund normally pays redemption proceeds within two business days, but may take up to seven days.

By mail

•	Send a letter of instruction that includes your account number, the fund name, the share class, the dollar value or number of shares you want to sell, and how and where to send the proceeds.

•	Sign the request exactly as the shares are registered. All registered owners must sign.

•	Include a Medallion signature guarantee, if necessary (see "Signature Guarantees," below).

Mail your request to:

REGULAR MAIL SPARX Japan Fund P.O. Box 1213 Milwaukee, WI 53201-1213	OVERNIGHT COURIER SPARX Japan Fund 803 West Michigan Street, Suite A Milwaukee, WI 53233

By telephone

You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.

Call 1-800-632-1320, between 8:00 a.m. and 8:00 p.m., Eastern time. You may redeem as little as $500 and as much as $50,000 by telephone.

Redemption requests received in good order by 9:30 a.m., Eastern time on any day that the fund is open for business will be processed at that day's NAV for the relevant share class. This means that your redemption order must be received by 9:30 a.m., Eastern time to receive the NAV for that day. "Good order" means that the request includes the fund name, the share class, and your account number, the amount of the transaction (in dollars or shares), the signatures of all owners exactly as registered on the account, and any required signature guarantees. Redemption requests sent by facsimile will not be honored.

Please note that the fund may establish different requirements or privileges or require additional documents for redemptions by corporations, executors, administrators, trustees and guardians. If you have any questions about how to redeem shares, or to determine if a signature guarantee or other documentation is required, please call 1-800-632-1320.

Redemption fee

If you are selling shares you have owned for 60 days or less, the fund may deduct a 2.00% redemption fee (not charged on shares acquired through dividend reinvestment).

Additional redemption provisions

Once we receive your order to sell shares, you may not revoke or cancel it. We cannot accept an order to sell that specifies a particular date, price or any other special conditions.

If you are redeeming from an IRA, please tell us the proper tax withholding on your redemption request. If you did not make a tax election on your IRA application, we will automatically withhold 10% of your redemption proceeds.

If you paid for your fund shares with a check, the fund will process your redemption on the day it receives your request; however, it will not pay your redemption proceeds until your check has cleared, which may take up to 15 days from the date of purchase. Please note that this provision is intended to protect the fund and its shareholders from loss. You can avoid this delay by purchasing shares by a federal funds wire. If you request payment of redemption proceeds by wire transfer, payment will be transmitted only on days that commercial banks are open for business. There is currently no fee for payment of redemption proceeds by federal funds wire when you redeem your shares directly from the fund.

The fund reserves the right to suspend the redemption of fund shares when the Securities and Exchange Commission (SEC) orders that the securities markets are closed; trading is restricted for any reason; an emergency exists and disposal of securities owned by the fund is not reasonably practicable; or the fund cannot fairly determine the value of its net assets or the SEC permits the suspension of the right of redemption or postpones the date of payment of a redemption.

If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. Any automatic purchase plan that you have initiated for the account will be canceled.

If the amount you redeem is large enough to affect the fund's operations, the fund may pay your redemption "in kind." This means that the fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive.

Redeeming shares through financial intermediaries

A financial intermediary may charge a fee to redeem your fund shares. If the financial intermediary is the shareholder of record, the fund may accept redemption requests only from the intermediary.

Telephone transactions

In times of drastic economic or market conditions, you may have difficulty selling shares by telephone. The fund reserves the right to temporarily discontinue or limit the telephone purchase and redemption privileges at any time during such periods. If you are unable to reach the fund by telephone, please send your redemption request via overnight courier.

The fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The fund uses procedures reasonably designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The fund may implement other procedures from time to time. If these procedures are followed, the fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

Signature guarantees

The fund will generally require the Medallion signature guarantee of each account owner to redeem shares in the following situations:

•	to change ownership on your account;

•	to send redemption proceeds to a different address than is currently on the account;

•	to have the proceeds paid to someone other than the account's owner;

•	to transmit redemption proceeds by federal wire transfer or ACH to a bank other than your bank of record;

•	if a change of address request has been received by the transfer agent within the last 30 days; or

•	if your redemption is for $50,000 or more.

Please note that a signature guarantee may not be sent by facsimile.

The fund requires signature guarantees to protect both you and the fund from possible fraudulent requests to redeem shares. You must obtain a signature guarantee from a participant in the Securities Transfer Association Medallion Program. You can obtain a Medallion signature guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions that participate in the Medallion Program. You should call the company before seeking a signature guarantee to make sure it is a Medallion Program participant. A notary public is not an acceptable signature guarantor.

Small accounts

All fund account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the fund reserves the right to close an account when a redemption leaves your account balance below $1,000 ($100,000 for Institutional shares, or $20,000 for an Institutional share account opened by January 31, 2004). We will notify you in writing before we close your account and you will have 60 days to add additional money to bring the balance up to the required level. This provision does not apply to retirement plan accounts or UGMA/UTMA accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments and distributes these gains (less any losses) to shareholders as capital gains distributions. The fund normally pays dividends and capital gains distributions annually. Fund dividends and capital gains distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from Japanese companies and certain other foreign companies, as well as U.S. corporations, and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.

Your redemption of shares may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption. If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

CHANGES TO YOUR ACCOUNT

You may call or write us to make changes to your account. Common changes include:

•	Name changes. If your name has changed due to marriage or divorce, send us a letter of instruction signed with both your old and new names. Include a certified copy of your marriage certificate or have your signatures guaranteed.

•	Address changes. The easiest way to notify us is to return the stub from a recent confirmation or statement. You can also call the transfer agent with any changes at 1-800-632-1320.

•	Transfer of account ownership. Send us a letter including your account number, number of shares or dollar amount that are being transferred along with the name, address and Taxpayer Identification Number of the person to whom the shares are being transferred. All living registered owners must sign the letter. You will also need to include a Medallion signature guarantee. Corporations, businesses and trusts may have to provide additional documents. In order to avoid delays in processing account transfers, please call the transfer agent at 1-800-632-1320 to determine what additional documents are required.

SPECIAL FEATURES AND SERVICES

Retirement account options. The fund offers a variety of retirement accounts for individuals and organizations. These accounts may offer you tax advantages. For information on establishing retirement accounts, please call 1-800-632-1320. You should consult with your legal and/or tax adviser before you establish a retirement account.

The fund currently accepts investments into the following kinds of retirement accounts:

•	Traditional IRA (including spousal IRA)
•	"Rollover" IRA
•	Roth IRA
•	SEP-IRA

ACH transactions. If you would like to purchase shares electronically or have redemption proceeds sent directly to your bank account, you must first have certain bank account information on file with us so that funds can be transferred electronically between your fund and bank accounts. There is no charge to you for this procedure. You can establish this privilege by filling out the appropriate section of your account application. If you did not select the electronic purchase or redemption options on your original application, call us at 1-800-632-1320.

Website. You can obtain the most current Prospectus and shareholder report for the fund, as well as net asset values, applications and other fund information, by visiting the fund's web site at www.sparxfunds.com.

Automatic investment plan (Investor shares). To make regular investing more convenient, you can open an automatic investment plan with an initial investment of $1,000 and a minimum investment of $250 per month after you start your plan. We will automatically transfer from your checking or savings account the amount you want to invest on the 5th, 10th, 15th, 20th or 25th day of each month. There is no charge for this service, but if there is not enough money in your bank account to cover the withdrawal you will be charged $20, your purchase will be canceled and you will be responsible for any resulting losses to the fund. Your automatic investment plan will be terminated in the event two successive mailings to you are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write to reinstate your automatic investment plan. Any changes to your banking information upon reinstatement will require a Medallion signature guarantee. You can terminate your automatic investment plan at any time by calling the fund at least 10 days before your next scheduled withdrawal date. To implement this plan, please fill out the appropriate area of your application, or call 1-800-632-1320 for assistance.

OTHER SHAREHOLDER INFORMATION

You will receive a confirmation each time you buy, sell or exchange fund shares. Automatic investment plan participants receive quarterly confirmations of all automatic transactions. Please review your confirmation and notify us immediately if there are any discrepancies in the information.

You will receive periodic statements listing all distributions, purchases and redemptions of fund shares for the preceding period. Your year-end statement will include a listing of all transactions for the entire year.

FOR MORE INFORMATION

SPARX Japan Fund,
a series of SPARX Funds Trust
SEC file number: 811-21419

More information on this fund is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this Prospectus).

Semi-annual and annual reports

The fund sends semi-annual and annual reports to shareholders. These reports provide financial information on your investments and give you a "snapshot" of the fund's portfolio holdings at the end of its semi-annual and fiscal year periods. Additionally, the annual report discusses factors, including market conditions and the fund's investment strategies and techniques, which materially affected the fund's performance during its last fiscal year.

TO OBTAIN INFORMATION:

By telephone
Call 1-800-632-1320

By mail Write to:
SPARX Japan Fund
PO Box 1213
Milwaukee, Wisconsin 53201-1213

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from:

          http://www.sec.gov
          or
          http://www.sparxfunds.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(C)2003 SPARX Funds Trust

SPARX JAPAN FUND, a
series of
SPARX FUNDS TRUST

P.O. Box 1213
Milwaukee, Wisconsin 53201-1213
1-800-632-1320

STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 31, 2003

SPARX Funds Trust (the "Trust"), a no-load, open-end management investment company, currently has one investment portfolio (series), SPARX Japan Fund (the "Fund"). This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for the Fund, dated October 31, 2003, as it may be revised from time to time.

The Fund currently offers two classes of shares—Investor shares and Institutional shares. Investor shares and Institutional shares are identical, except as to minimum investment requirements and the services offered to, and expenses borne by, each class.

To obtain a copy of the Fund's Prospectus, please write or call the address or telephone number above.

TABLE OF CONTENTS

Page

Additional Information About Investment Strategies, Policies and Risks

Investment Restrictions

Management

Summary of Proxy Voting Policy and Procedures

Determination of Net Asset Value

Portfolio Transactions

How to Buy and How to Sell Shares

Shareholder Servicing and Distribution Plan (Investor shares only)

Dividends and Distributions

Taxation

Performance Information

Information About the Trust and the Fund

Counsel and Independent Auditors

Additional Information	1 10 12 16 17 18 19 20 21 21 24 25 26 26

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES, POLICIES AND RISKS

Some of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objective, Strategy and Policies." Risks associated with investing in the Fund are described under "Main Risks" in the Prospectus. Additional information concerning certain of the Fund's investment strategies, policies and risks is set forth below.

Japanese securities

           Japan's securities markets may operate differently than those in the United States and present different risks. Securities trading volume and liquidity may be less than in United States markets and, at times, market price volatility may be greater.

           Because evidences of ownership of the Fund's investments will generally be held outside the United States, the Fund will be subject to additional risks which include possible adverse political, social and economic developments, adoption of governmental laws or restrictions which might adversely affect securities holdings of investors located outside Japan, whether related to currency or otherwise. Moreover, the Fund's portfolio securities may trade on days when the Fund does not calculate its net asset value and thus affect the Fund's net asset value on days when investors have no access to the Fund.

Equity securities

           Equity securities, including common stock, preferred stock, warrants and other rights, and securities convertible into or exchangeable for common stocks, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

           The Fund may purchase securities of mid and small capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies. These securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. The Fund may purchase securities of companies that have no earnings or have experienced losses. The Fund generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid. The Fund may invest in securities of venture stage companies, which present the risks of investment in small companies plus certain additional risks. Venture stage companies represent highly speculative investments by the Fund, because the concepts generally are unproven, the companies have little or no track record, and the prospect of an initial public offering is highly contingent upon factors that are often not in the companies' control. For example, since venture stage companies are not subject to public reporting requirements and do not file periodic reports, there is less publicly available information about them than there is for other small companies, if there is any at all. The Fund therefore must rely solely on SPARX Investment & Research, USA, Inc., the Fund's investment adviser ("SPARX"), to obtain adequate information to evaluate the potential returns from investing in these companies. In addition, venture stage companies tend to rely even more heavily on the abilities of their key personnel than more mature companies do. Competition for qualified personnel and high turnover of personnel are particularly prevalent in venture stage companies. The loss of one or a few key managers can substantially hinder or delay a venture stage company's implementation of its business plan. The Fund's ability to realize value from an investment in a venture stage company is to a large degree dependent upon the successful completion of the company's initial public offering or the sale of the venture stage company to another company, which may not occur for a period of several years after the date of the Fund's investment, if ever.

           Common and preferred stocks. Stocks represent share ownership in a company. Generally, preferred stock pays a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. These investments would be made primarily for their capital appreciation potential. The Fund may purchase trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

           Warrants. A warrant is a form of derivative (described below) that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time.

           Convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

           Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

           Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

           Depositary receipts. The Fund may invest in American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

           These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

           Investment companies. The Fund may invest in securities issued by registered and unregistered investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Fund's total assets in any one investment company and (3) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

           Exchange-traded funds. The Fund may invest in shares of exchange-traded investment companies (collectively, "ETFs") which are typically designed to provide investment results corresponding to an equity index. ETFs usually are units of beneficial interest in an investment trust or are interests in an open-end investment company, in each case representing a portfolio of all or substantially all of the component common stocks of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component stocks of the benchmark index.

           The values of ETFs are subject to change as the values of their respective component common stocks fluctuate according to market volatility. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund. Moreover, the Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies in the weighting of securities.

           Equity-linked securities. The Fund may invest to a limited extent in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. Equity-linked securities may be considered illiquid.

Fixed-income securitlies

           The Fund may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital appreciation. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Fund may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a Fund security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

           Corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals.

           Foreign government obligations; securities of supranational entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. These securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the Asian Development Bank.

           Repurchase agreements. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian, or sub-custodian employed in connection with tri-party repurchase agreement transactions, will have custody of and will segregate securities acquired by the Fund under a repurchase agreement. In connection with its third-party repurchase transactions, the Fund will employ only eligible sub-custodians that meet the requirements set forth in section 17(f) of the 1940 Act. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with U.S. banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest and, in the case of tri-party repurchase agreements, U.S. government securities with a maturity of greater than one year, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

           U.S. government securities. The Fund may invest in U.S. Treasury securities, which include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, the Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury, and others may be supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or only by the credit of the U.S. government agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

           Zero coupon, pay-in-kind and step-up securities. The Fund may invest in zero coupon securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The Fund may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds. The Fund also may purchase step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Short selling

           Although it has no current intention to do so, the Fund may engage in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. If the Fund engaged in short sale transactions, it would not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. Until the Fund closes its short position or replaces the borrowed security, it will (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short or (2) otherwise cover its short position.

Borrowing money

           The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund does not currently intend to borrow money for investment purposes (leveraging).

Forward commitments

           The Fund may purchase securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

           Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Lending portfolio securities

           The Fund may, but does not currently intend to, lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by SPARX to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high quality instruments with short maturities.

Derivatives

           The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

           Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance. No assurance can be given that any of these instruments will be available to the Fund on a cost-effective basis, that they will be used, or, if used, will achieve the intended result.

           If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

           Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, SPARX will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

          Futures transactions—general. The Fund may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities that are traded on domestic exchanges or those which are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

           Engaging in these transactions involves risk of loss to the Fund, which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

           Successful use of futures by the Fund also is subject to the ability of SPARX to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

           Neither the Trust nor the Fund will be a commodity pool. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

           Specific futures transactions. The Fund may purchase and sell currency, stock index and interest rate futures contracts. A currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

           Options--general. The Fund may purchase call and put options and may write (i.e. sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

           A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options that it retains whether or not the option is exercised.

           There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

           Specific options transactions. The Fund may purchase and sell call and put options in respect of currencies, specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. Options on currency convey the right to buy or sell the underlying currency at a price that is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

           The Fund may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

           Successful use by the Fund of options will be subject to the ability of SPARX to predict correctly movements in the prices of individual stocks, the stock market generally or currencies. To the extent such predictions are incorrect, the Fund may incur losses.

           Swaps. The Fund may enter into currency, equity, interest rate and index swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), or in a "basket" of securities representing a particular index. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

           Foreign currency transactions. The Fund currently intends to hedge substantially all of the Fund's exposure to yen, but may also seek to gain exposure to the foreign currency in an attempt to realize gains. The Fund's success in these transactions will depend principally on the ability of SPARX to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

           Future developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or SAI.

Simultaneous investments

           Investment decisions for the Fund are made independently from those of other clients advised by SPARX. If, however, such other clients desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. The Fund, together with other clients advised by SPARX and its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the Fund's ability to dispose of some or all of its positions should it desire to do so.

INVESTMENT RESTRICTIONS

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of Japanese companies. The Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change with respect to its 80% policy.

The Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund's investment objective also cannot be changed without a shareholder vote. Investment restrictions numbered 9 through 12 are not fundamental policies and may be changed by the Board of Trustees at any time. The Fund may not:

1.	invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation;

2.	invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

3.	invest in commodities or commodities contracts, except that the Fund may enter into forward contracts, options, futures contracts, options on futures contracts, swap agreements and other derivatives;

4.	purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts (including mortgage-related securities);

5.	borrow money or issue senior securities, except to the extent permitted under the 1940 Act, and provided that the entry into forward contracts, options, futures contracts, options on futures contracts, swap agreements and other derivatives and effecting short sales shall not constitute borrowing or the issuance of senior securities;

6.	lend securities or make loans to others, except to the extent permitted under the 1940 Act, and provided that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements;

7.	act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities;

8.	purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in forward contracts, options, futures contracts, and options on futures contracts, and provided that effecting short sales will be deemed not to constitute a margin purchase;

9.	invest in the securities of a company for the purpose of exercising management or control;

10.	purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

11.	pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a forward commitment, when-issued or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions; or

12.	purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the Fund's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions. With respect to Investment Restriction No. 5, however, if borrowings exceed the amount permitted under the 1940 Act as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess. With respect to Investment Restriction No. 2, the percentage of assets invested in an industry will be determined by reference to the 33 industry groups of the Securities Identification Code Committee, which are adopted by the various stock exchanges in Japan, including the Tokyo Stock Exchange as well as JASDAQ (Japan's primary over-the-counter market).

MANAGEMENT

The Trust's Board of Trustees is responsible for the management and supervision of the Fund and approves all significant agreements with those companies that furnish services to the Fund.

The Trustees and Officers of the Trust, together with information as to their principal occupations during at least the last five years, are shown below.

Name (Age)                          Position(s) with the        Principal Occupation(s) During Past 5 Years
Address                             Trust*                      and Other Directorships Held
---------------------------------------------------------------------------------------------------------------------
Non-Interested
Trustees:**

Roger Reinlieb (55)                  Trustee                     Since January 2001, private investor.  Previously,
85 Tennyson Drive                    since September 2003        Managing Director and Head Global Trader, Warburg
Short Hills, New Jersey 07718                                    Pincus/Credit Suisse Asset Management.

Jack R. Thompson (54)                Trustee                     From May 1999 to April 2003, President and Trustee of
345 St. Paul Street                  since September 2003        all investment companies managed and/or distributed
Denver, Colorado 80206                                           by Berger Financial Group LLC.

Interested Trustees:***

Michael J. Shimoko (42)              Trustee, Vice President     Managing Director and President of SPARX Fund
Waikiki Trade Center                 and Secretary since         Services, Inc., which he joined in 1989.
2255 Kuhio Avenue,                   August 2003
Suite 1620
Honolulu, Hawaii 96815

__________
*	Each Trustee serves an indefinite term, until his successor is elected; the Trust is not part of a fund complex or group, and, accordingly, the Trustees do not serve on the board of any other registered investment company in a complex or group with the Trust.
**	Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust ("Non-Interested Trustees").
***	Mr. Shimoko is an "interested person" (as defined in the 1940 Act) of the Trust ("Interested Trustee") because of his position with SPARX and its affiliates and UMB Distribution Services, LLC, the Fund's distributor ("UMB Distribution Services").

Name (Age)                           Position(s) with the
Address                              Trust*                      Principal Occupation(s) During Past 5 Years
----------------------------------------------------------------------------------------------------------------

Officers:

Eugene L. Podsiadlo (46)             President                   Associated with SPARX since August 2003.  Chief
c/o SPARX Investment & Research,     since August 2003           Executive Officer, Financial Foundry, LLC since
USA, Inc.                                                        April 2002.  Registered principal with UMB
360 Madison Avenue                                               Distribution Services since 2002.  From January
New York, New York 10017                                         2001 until April 2002, private investor.  Until
                                                                 January 2001, President of Warburg Pincus Funds;
                                                                 Managing Director, Warburg Pincus/Credit Suisse
                                                                 Asset Management (1994 - 2001); Director of Warburg
                                                                 Pincus Asset Management (Tokyo); and Chairman of
                                                                 Warburg Pincus Funds, PLC (Dublin).  Currently,
                                                                 Director, Wasatch Advisors, Inc.

Erik Kleinbeck (33)                  Treasurer                   Vice President and Assistant Treasurer of SPARX
c/o SPARX Investment & Research,     since August 2003           since August 2003.   From 2002 to 2003, Vice
USA, Inc.                                                        President, Client Portfolio Manager and Product
360 Madison Avenue                                               Specialist, Japan Equities for Credit Suisse Asset
New York, New York 10017                                         Management LLC.  From 2000 to 2002, Vice President
                                                                 of Business Development and Management for Warburg
                                                                 Pincus Asset Management (Japan), Inc.  From 1994 to
                                                                 2000, Assistant Vice President and Manager of
                                                                 Mutual Fund Operations for Warburg Pincus Asset
                                                                 Management LLC.

__________

*	Each Officer serves an indefinite term, until his successor is elected.

The Trust has standing audit and nominating committees, each comprised of the Non-Interested Trustees. The function of the audit committee is to oversee the Trust's financial and reporting policies and certain internal control matters and to select and oversee the Trust's independent auditors, and the function of the nominating committee is to select and nominate all candidates who would be Non-Interested Trustees of the Trust for election to the Trust's Board of Trustees. The nominating committee does not normally consider nominees recommended by shareholders. The Trust also has a standing valuation committee, comprised of Mr. Shimoko and any one Non-Interested Trustee. The primary function of the valuation committee is to assist in valuing the Fund's investments.

As of October 30, 2003, none of the Trustees or his immediate family members owned securities of SPARX or UMB Distribution Services or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with SPARX or UMB Distribution Services.

Each Trustee who is not an employee or an affiliated person of SPARX is paid an annual fee of $10,000 and is reimbursed for travel and other out-of-pocket expenses. The Trust does not compensate Officers or Trustees who are employees or affiliated persons of SPARX. The aggregate amount of compensation paid to each Trustee for the year ending October 31, 2004 is estimated to be:

                                        Aggregate Compensation from the
Trustee                                             Trust*
-------------------------------------------------------------------------

Michael J. Shimoko                                    $0

Roger Reinlieb                                      $10,000

Jack R. Thompson                                    $10,000

__________

*	Retirement benefits are not offered as part of the compensation for Trustees.

As of the date of this SAI, none of the Trust's Officers or Trustees owned any shares of the Fund. As of the date of this SAI, SPARX owned all of the Fund's outstanding shares and may be deemed to control the Fund.

Investment Adviser and Investment Advisory Agreement

SPARX Investment & Research, USA, Inc., 360 Madison Avenue, New York, New York 10017, has entered into an investment advisory agreement (the "Advisory Agreement") with the Trust on behalf of the Fund. Founded in 1994, SPARX is a wholly-owned subsidiary of SPARX Asset Management Co., Ltd. ("SPARX Tokyo"), headquartered in Tokyo, and is part of the SPARX group of companies ("SPARX Group"). SPARX Tokyo, a public company traded on JASDAQ, is controlled by majority shareholder and Chairman, Mr. Shuhei Abe. Pursuant to the Advisory Agreement, SPARX regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities. SPARX is registered as an investment adviser with the SEC.

Under the terms of the Advisory Agreement, SPARX will pay the compensation of all personnel of the Trust, except the fees of Non-Interested Trustees. SPARX will make available to the Fund such of SPARX's members, officers and employees as are reasonably necessary for the operations of the Fund, or as may be duly elected officers or trustees of the Trust. Under the Advisory Agreement, SPARX also pays the Fund's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. SPARX, including its employees who serve the Fund, may render investment advice, management and other services to other clients.

As compensation for its services, the Trust has agreed to pay SPARX an investment advisory fee, accrued daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net asset value.

For the fiscal year ending October 31, 2004, SPARX has agreed to waive its advisory fees or otherwise bear the expenses of the Fund to the extent the aggregate expenses of the Fund exceed 1.50% and 1.25% of the value of the Fund's Investor shares and Institutional shares' average daily net assets, respectively.

The Advisory Agreement provides that the Fund pays all of its expenses that are not specifically assumed by SPARX. Expenses payable by the Fund include, but are not limited to, brokerage commissions and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; extraordinary expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Trust; the fees and expenses of the custodian and transfer agent of the Trust; interest expenses and commitment fees on borrowings; clerical expenses of issue, redemption or repurchase of shares of the Fund; the expenses and fees for registering and qualifying securities for sale; the fees of Trustees of the Trust who are not employees or affiliated persons of SPARX or its affiliates; travel expenses of all Trustees, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, Investor shares of the Fund are subject to an annual distribution and servicing fee. See "Distribution and Servicing Plan."

The Advisory Agreement is subject to annual approval by (1) the Trust's Board of Trustees or (2) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Non-Interested Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. As to the Fund, the Advisory Agreement is terminable without penalty, on 60 days' notice, by the Trust's Board of Trustees or by vote of the holders of a majority of the shares of the Fund, or, upon not less than 90 days' notice, by SPARX. The Advisory Agreement will terminate automatically, as to the Fund, in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of SPARX, or of reckless disregard of its obligations thereunder, SPARX shall not be liable for any action or failure to act in accordance with its duties thereunder.

In approving the current Advisory Agreement, the Trustees reviewed a report designed to compare contractual and actual advisory fees and operating expense components of the Fund to relevant peer groups of mutual funds. The Trustees also considered a number of other factors, including: the nature, quality and scope of the services provided by SPARX; the investment management expertise of SPARX in respect of the Fund's investment strategies; the investment philosophy and investment approach as applied to the Fund by SPARX; the personnel, resources, technology utilization, business reputation, financial condition and experience of SPARX; fee waivers and expense reimbursements by SPARX; the relationship between the fees paid to SPARX under the Advisory Agreement and the Trust's Shareholder Servicing and Distribution Plan; and benefits that accrue to SPARX or its affiliates by virtue of their relationship with the Trust, including any research and similar service arrangements with brokers who execute transactions on behalf of the Fund. After having the opportunity to request and review such additional information, as they deemed necessary, the Trustees concluded that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Administrator, Transfer Agent, Custodian and Distributor

The Trust has entered into an Administration and Fund Accounting Agreement (the "Administration Agreement") with UMB Fund Services, Inc. ("UMB Services"), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, to provide certain administrative and fund accounting services to the Fund. UMB Services receives a monthly fee from the Fund at the annual rate of 0.10% of the first $250 million of the Fund's average daily net assets, decreasing as assets reach certain levels, plus out-of-pocket expenses.

UMB Services' services include, but are not limited to, the following: calculating daily net asset values for the Fund; overseeing the Fund's custodian; assisting in preparing and filing all federal income and excise tax filings (other than those to be made by the Fund's custodian); overseeing the Fund's fidelity insurance relationships; preparing notice and renewal securities filings pursuant to state securities laws; compiling data for and preparing notices to the SEC; preparing financial statements for the annual and semi-annual reports; monitoring the Fund's expenses and status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"); and generally assisting the Fund's administrative operations.

UMB Services, at its own expense, and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required by it under the Administration Agreement. Under the Administration Agreement, UMB Services is not liable for any loss suffered by the Fund or its shareholders in connection with the performance of the Administration Agreement, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of UMB Services in the performance of its duties or reckless disregard of its obligations and duties. In the Administration Agreement it is also provided that UMB Services may provide similar services to others, including other investment companies.

UMB Services is also the Trust's transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, UMB Services arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Trust and the payment of dividends and distributions payable by the Trust. For these services, UMB Services receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month and is reimbursed for certain out-of-pocket expenses.

UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106, an affiliate of UMB Services, acts as the Trust's custodian. As the Trust's custodian, UMB Bank, n.a., among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and disburses the Fund's assets in payment of its expenses. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

UMB Distribution Services, LLC, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, an affiliate of UMB Services, serves as the distributor of the Fund's shares and conducts a continuous offering. As the distributor, it acts as exclusive agent for the Fund in selling its shares to the public. UMB Distribution Services is not obligated to sell any certain number of shares of the Fund.

Code of Ethics

The Fund, SPARX and UMB Distribution Services have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the Fund. The codes of ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the codes' disclosure and other procedures. The primary purpose of the codes is to ensure that personal trading by employees does not disadvantage advisory clients, including the Fund.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Board has delegated authority for making voting decisions with respect to Fund portfolio securities to SPARX. SPARX has adopted a Proxy Voting Policy (the "Policy") that provides as follows:

•	SPARX votes proxies in respect of a client's securities only for the benefit of the client and in the client's best economic interests and without regard to the interests of SPARX or any other of its clients.

•	SPARX votes proxies with respect to Fund portfolio securities in a manner consistent with decisions of the Corporate Governance Committee of SPARX Group (the "Committee"), which makes voting decisions pursuant to its Japanese Equity Voting Guidelines (the "Guidelines"), unless as otherwise permitted by the Policy (such as when specific interests and issues raised by a SPARX client require that the client's vote be cast differently from the Committee's decision).

•	Where a material conflict of interest has been identified and the matter is covered by the Guidelines, proxies are voted in accordance with the Guidelines. Where a conflict of interest has been identified and the matter is not covered in the Guidelines, SPARX will disclose the conflict and the determination of the manner in which to vote to the Fund's Audit Committee.

•	SPARX may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote.

The Guidelines address proxy voting on particular types of matters such as elections for directors, adoption of option plans and anti-takeover proposals. For example, the Committee's decisions generally will:

•	support management in most elections for directors, unless there are clear concerns about the past performance of the company or the board fails to meet minimum corporate governance standards;

•	support option plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership and more closely align employee interests with those of shareholders; and

•	vote for mergers, acquisitions and sales of business operations, unless the impact on earnings or voting rights for one class or group of shareholders is disproportionate to the relative contributions of the group or the company's structure following the acquisition or merger does not reflect good corporate governance, and vote against such actions if the companies do not provide sufficient information upon request concerning the transaction.

After August 31, 2004, information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) on or through the Fund's website at http://www.sparxgroup.com; and (2) on the SEC's website at http://www.sec.gov.

DETERMINATION OF NET ASSET VALUE

Net asset value per share for each class of the Fund is determined by UMB Services for the Trust on each day the Fund is open for business. These are generally the same days the New York Stock Exchange ("NYSE") is open for business. The NYSE is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for each class is determined by dividing the value of the total assets of the Fund represented by such class, less all liabilities, by the total number of Fund shares of such class outstanding.

The value of the Fund's assets is based on the current market value of its investments. Most of the Fund's portfolio securities will be traded on the Tokyo Stock Exchange, the Osaka Stock Exchange, JASDAQ and other exchanges and markets in Japan. Fund portfolio securities that are traded both on an exchange and in the over-the-counter market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by an independent pricing service approved by the Board of Trustees. For securities with readily available market quotations, the Fund uses those quotations for pricing. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there is no such reported sale or the valuation is based on the over-the-counter market, a security will be valued at the mean between the bid and asked quotations.

Trading in securities on Japan exchanges and over-the-counter markets ordinarily is completed well before the Fund's net asset value is calculated. If securities do not have readily available market quotations, including circumstances under which SPARX determines that market prices are not accurate (such as events materially affecting the value of securities occurring between the time when market price is determined and calculation of the Fund's net asset value), such securities are valued at their fair value, as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than any available market prices. Since the Fund invests in Japanese securities, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or redeem your shares.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services, which are based primarily on institutional trading in similar groups of securities, or by using brokers' quotations. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Trustees.

PORTFOLIO TRANSACTIONS

General

Subject to the supervision of the Board of Trustees, SPARX is primarily responsible for the investment decisions and the placing of portfolio transactions for the Fund. In arranging for the Fund's securities transactions, SPARX is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, SPARX considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; SPARX's knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; SPARX's knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

Purchase and sale orders for securities held by the Fund may be combined with those for other clients of SPARX in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When SPARX determines that a particular security should be bought for or sold by more than one client of SPARX or any of its affiliates, SPARX undertakes to allocate those transactions between the participants equitably.

Research and statistical information

Consistent with the requirements of best execution, brokerage commissions on the Fund's transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. SPARX may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where SPARX has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to SPARX's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

SPARX receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations for valuation purposes. SPARX may place orders with broker-dealers (1) based upon their sale of Fund shares or other funds advised by SPARX or its affiliates or (2) who provides services to the Trust at no fee or a reduced fee.

Any research received in respect of the Fund's brokerage commissions may be useful to the Fund, but also may be useful in the management of the account of other clients of SPARX. Similarly, the research received for the commissions of such other clients may be useful for the Fund.

HOW TO BUY AND HOW TO SELL SHARES

By investing in the Fund other than through a financial adviser, broker-dealer or other financial intermediary ("Financial Intermediaries"), a shareholder appoints the Fund's transfer agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

Limitations on purchases

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading does not apply to any automatic investment privilege.

Purchases in kind

Shares of the Fund may be purchased in exchange for securities that are permissible investments for the Fund, subject to SPARX's determination that the securities and the terms of the transaction are acceptable. Securities accepted in exchange for Fund shares will be valued in accordance with the Trust's valuation procedures. In addition, securities accepted in exchange for Fund shares are required to be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable (and not established only by fair valuation procedures).

Redemption fee

The Fund will impose a redemption fee equal to 2.00% of the net asset value of shares acquired by purchase or exchange and redeemed or exchanged within 60 days after such shares were acquired. This fee will be calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the holding period, the Trust will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. In addition, no redemption fee will be charged in connection with certain retirement plans, as approved by the Fund or its agent. The redemption fee may be waived, modified or terminated at any time, or from time to time.

Redemption commitment

The Trust has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Trust's Board of Trustees reserves the right to make payments, in whole or in part in portfolio securities or other assets of the Fund in cases of emergency or at any time that SPARX believes a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
(Investor shares only)

The Fund has adopted a Shareholder Servicing and Distribution Plan for its Investor shares (the "Plan"), in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays a fee calculated at an annual rate of 0.25% of the average daily net assets of the Investor shares of the Fund that may be used to compensate Financial Intermediaries for providing Services (as defined below) to the Fund. Services include (1) ongoing servicing and/or maintenance of the accounts of holders of Investor shares of the Fund, as set forth in the Plan ("Shareholder Services") and (2) services that are primarily attributable to the sale of the Investor shares, as set forth in the Plan ("Selling Services," and together with Shareholder Services, "Services").

Shareholder Services may include, without limitation, responding to inquiries from holders of Investor shares and providing services to shareholders not otherwise provided by UMB Distribution Services. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Investor shares of prospectuses and SAIs describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to Investor shares; (c) providing telephone services relating to the Fund; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and services expenses actually incurred.

Financial Intermediaries also may receive compensation from SPARX or its affiliates. In addition, to the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activities outside of the Plan and such payments and activities are not subject to its limitations.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and net realized capital gains, if any, on the Fund generally will be declared and paid at least annually, and may be declared and paid more frequently. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder's distribution option automatically will be converted to all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividends for each class of the Fund will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one class and not by the other, such as fees payable under the Plan. Investor shares will receive lower per share dividends than Institutional shares because of the higher expenses borne by Investor shares.

TAXATION

Management intends for the Fund to qualify as a "regulated investment company" under Subchapter M of the Code, if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If the Fund did not qualify as a regulated investment company, it would be treated, for tax purposes, as an ordinary corporation subject to federal income tax. The term "regulated investment company" does not imply the supervision of management of investment practices or policies by any government agency.

Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the investor's cost of those shares. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

In general, dividends (other than capital gain dividends) paid by the Fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the Fund's income consists of dividends paid by Japanese corporations and certain other foreign corporations, as well as U.S. corporations, on shares that have been held by the Fund for at least 61 days during the 120-day period commencing 60 days before the shares become ex-dividend. In order to be eligible for the preferential rate, the investor in the Fund must have held his or her shares in the Fund for at least 61 days during the 120-day period commencing 60 days before the Fund shares become ex-dividend. Additional restrictions on an investor's qualification for the preferential rate may apply.

A dividend or capital gains distribution with respect to shares held by a tax-deferred or qualified plan, such as an IRA or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the income earned by the qualified plan.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Gain or loss, if any, realized by the Fund from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such Section 1256 contract as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

If the Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities that it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income. Dividends from the Fund that are attributable to dividends from a PFIC are not eligible for taxation to U.S. individual shareholders at preferential dividend tax rates discussed above.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested in various countries is not known.

If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (1) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Fund; (2) treat their income from the Fund as being from foreign sources to the extent that the Fund's income is from foreign sources; and (3) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

It is anticipated that the Fund will be operated so as to meet the requirements of the Code to "pass through" to shareholders of the Fund credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share of (1) the foreign taxes paid, and (2) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Fund's activities or to discuss state and local tax matters affecting the Fund.

PERFORMANCE INFORMATION

Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by the Fund, its average portfolio maturity and its expenses. Total return information is useful in reviewing the Fund's performance and such information may provide a basis for comparison with other investments but such information may not provide a basis for comparison with certificates of deposit, which pay a fixed rate of return, or money market funds, which seek a stable net asset value. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance of each class will be calculated separately and will take into account fees paid pursuant to the Plan. As a result, at any given time, the performance of Investor shares should be expect to be lower than that of Institutional shares.

Calculations of the Fund's performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. Comparative and other performance and performance-related information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Money Magazine, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications, rating or ranking organizations and indices and may discuss supporting analysis. From time to time, advertising materials for the Fund may refer to or discuss then-current or past political, economic, financial or regulatory conditions, developments and/or events; research charts; economic analysis; banking trends; company data and analysis; asset growth of the Fund; biographical information relating to and commentary by the Fund's portfolio managers relating to investment strategy; information regarding the history, experience and business of SPARX and its affiliates; and other matters of general interest to shareholders.

INFORMATION ABOUT THE TRUST AND THE FUND

The Trust is a Massachusetts business trust organized on July 24, 1995; since that time until October 31, 2003, the Trust did not engage in any activities. Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Trust's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in the agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trust intends to conduct its operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. As used in this SAI, the vote of a majority of the outstanding voting securities means, with respect to the Trust or the Fund, the vote of the lesser of (1) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Trust or Fund, as the case may be, are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or Fund, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Trust. Each share of the applicable class of the Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trust's Board of Trustees. In the event of the liquidation of the Fund, shares of each class of the Fund are entitled to receive the assets attributable to such class of the Fund that are available for distribution based upon the relative net assets of the applicable class.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

The Trust is a "series fund," which is a mutual fund that may be divided into separate investment portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one fund is not deemed to be a shareholder of any other fund. For certain matters shareholders vote together as a group; as to others they vote separately by fund.

To date, the Board of Trustees has authorized the creation of one series. All consideration received by the Trust for shares of the Fund, and all assets in which such consideration is invested, will belong to the Fund (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, the Fund would be treated separately from those of another fund subsequently created. The Trust has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by such matter. Rule 18f-2 further provides that a fund shall be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical or that the matter does not affect any interest of such fund. The Rule exempts the selection of independent auditors and the election of Trustees from the separate voting requirements of the rule.

The Fund will send annual and semi-annual financial statements to its shareholders.

COUNSEL AND INDEPENDENT AUDITORS

Legal matters in connection with the issuance of the shares of the Trust offered hereby will be passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.

Ernst & Young LLP, 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, are the independent auditors for the Trust.

ADDITIONAL INFORMATION

The Trust's Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.